                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

                             THE SCHWAB MONEY FUNDS:
                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                         SCHWAB U.S. TREASURY MONEY FUND
                    SCHWAB MUNICIPAL MONEY FUND-SWEEP SHARES
               SCHWAB CALIFORNIA MUNICIPAL MONEY FUND-SWEEP SHARES
                         SCHWAB RETIREMENT MONEY FUND(R)
                  SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)
                SCHWAB NEW YORK MUNICIPAL MONEY FUND-SWEEP SHARES
                SCHWAB VALUE ADVANTAGE MONEY FUND(R)-SWEEP SHARES

                                 APRIL 30, 1997

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated April 30, 1997 (and as may be amended from time to time), for Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Municipal Money Fund-Sweep Shares (formerly known as Schwab Tax-Exempt Money Fund-Sweep Shares), Schwab California Municipal Money Fund-Sweep Shares (formerly known as Schwab California Tax-Exempt Money Fund-Sweep Shares) and Schwab New York Municipal Money Fund-Sweep Shares (formerly known as Schwab New York Tax-Exempt Money Fund-Sweep Shares), Schwab Retirement Money Fund, Schwab Institutional Advantage Money Fund and Schwab Value Advantage Money Fund-Sweep Shares (each a "Fund" and collectively, the "Funds"), 9 separately managed investment portfolios of The Charles Schwab Family of Funds (the "Trust"). With respect to Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, each of which is offered in two classes of shares, this Statement of Additional Information relates to the Sweep Shares of each of those Funds. Prior to June 6, 1995, Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund were not offered in multiple classes of shares. The existing shares of those Funds were redesignated as Sweep Shares. Prior to April 30, 1997, Schwab Value Advantage Money Fund was not offered in multiple classes of shares. The existing shares of the Fund are redesignated as Investor Shares. The other Funds listed above are not offered in multiple classes of shares. To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our World Wide Web address: http://www.schwab.com.


                                 SCHWABFunds(R)
                          800-2 NO-LOAD (800-266-5623)

                                TABLE OF CONTENTS
                                                           Page
                                                           ----
MUNICIPAL SECURITIES                                         2
INVESTMENT TECHNIQUES                                        6
INVESTMENT RESTRICTIONS                                      8
MANAGEMENT OF THE TRUST                                     16
PORTFOLIO TRANSACTIONS AND TURNOVER                         22
DISTRIBUTIONS AND TAXES                                     23
SHARE PRICE CALCULATION                                     28
HOW THE FUNDS REPORT PERFORMANCE                            28
GENERAL INFORMATION                                         32
PURCHASE AND REDEMPTION OF SHARES                           35
OTHER INFORMATION                                           35
APPENDIX - RATINGS OF INVESTMENT SECURITIES                 37
FINANCIAL STATEMENTS                                        38


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                              MUNICIPAL SECURITIES

         "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities." Municipal Securities issued by or on behalf of the State of New York, its subdivisions, agencies or instrumentalities are referred to herein as "New York Municipal Securities."


         Municipal Securities that Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued, include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

         Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

         Municipal Securities are generally classified as "general obligation" or "revenue." General obligation securities are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

         Municipal notes are instruments issued by or on behalf of governments and political sub-divisions thereof. Examples include: tax anticipation notes ("TANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs of the issuer in anticipation of receiving taxes on a future date; revenue anticipation notes ("RANS"), which are short-term debt instruments issued by a municipality or state to provide cash prior to receipt of expected non-tax revenues from a specific source; bond anticipation notes ("BANS"), which are short-term debt instruments issued by a municipality or state that will be paid off with the proceeds of an upcoming bond issue; and tax revenue anticipation notes ("TRANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs in anticipation of receiving taxes or other revenues. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may purchase other Municipal Securities similar to the foregoing, which are, or may become available, including securities issued to


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pre-refund other outstanding obligations of municipal issuers.

         Taxable municipal securities are municipal securities, the interest on which is not exempt from federal income tax. Taxable municipal securities may include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, pollution control and to finance facilities for charitable institutions. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's user to meet its financial obligations. Taxable municipal securities also may include remarketed certificates of participation.

         The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

                                  RISK FACTORS

         Schwab California Municipal Money Fund's and Schwab New York Municipal Money Fund's concentration in securities issued by a single state and its political subdivisions provides a greater level of risk than does a fund that is diversified across numerous states and municipal entities. The ability of a single state and its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

                         CALIFORNIA MUNICIPAL SECURITIES

         In addition to general economic pressures which affect the State of California's ability to raise revenues to meet its financial obligations, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

         As used in this section, "California Municipal Securities" include issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Part of the State's General Fund surplus is distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed to them in the future is unclear.

         Overview. After suffering through a severe recession, since the start of 1994, California's economy has been on a steady recovery. Non-farm employment increased by over 300,000 jobs in 1996. The State's economic expansion is being fueled by strong growth in high-technology industries, including software, electronics manufacturing and motion picture production, which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance, and insurance.

         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget

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imbalances was that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs.

         As a result of the deterioration in the State's budget and cash situation, the State's credit ratings were reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA" to "A" by S&P, "A1" by Moody's Investors Service ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch"). However, since the start of 1994, California's economy has been on a steady recovery. Employment grew significantly in 1994 and 1995, especially in export-related industries, business services, electronics, entertainment and tourism. Fitch recognized this rebound by raising the State's rating from "A" to "A+" on February 26, 1996. S&P followed suit with a rating upgrade from "A" to "A+" on July 30, 1996.

         State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit, imposed by its Constitution, on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                               1996-97 FISCAL YEAR

         Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% cut in personal income tax rates (but did include a 5% cut in bank and corporation tax rates). Revenues for 1996-1997 were estimated to be $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special fund revenues were estimated to be $13.3 billion. The 1996-97 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed certain savings in health and welfare costs and costs relating to illegal immigrants based on changes to federal law. The amount of the actual savings for 1996-97 may not reach the assumed amount, however.

         Expenditures. The 1996-1997 Budget Act includes General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

                               1997-98 FISCAL YEAR

         The Governor's proposed budget for 1997-98 projected General Fund revenues and transfers of $50.7 billion (a 4.6% increase from revised 1996-97 figures) and expenditures of $50.3 billion (a 3.9% increase from 1996-97), and also projected a balance in the budget reserve of $553 million on June 30, 1998. The Governor's proposed budget also projects external cash flow borrowing of about $3 billion during the year.

         The foregoing discussions of the 1996-97 Budget and the proposed Budget are based upon the Budget Act for 1996-97 and the Governor's proposed 1997-98 Budget, respectively, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the nation. There can be no assurances that any estimates will be achieved.

                             ISSUES AFFECTING LOCAL
                        GOVERNMENTS AND SPECIAL DISTRICTS

         Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other revenues.

         With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the property's full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the

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consumer price index or comparable local data; reduced in the event of declining property value caused by substantial damage, destruction or other factors; or adjusted when there is a "change in ownership" or "new construction."

         Proposition 62. This initiative restricted the ability of local governments to raise taxes and allocate approved tax receipts. Although some decisions of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for them to raise taxes.

         Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.

         Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

         Appropriations Limit. Local governments are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the subsequent two years.

         Conclusion. The effect of these constitutional and statutory changes and budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent; for example, in December 1994, Orange County filed for bankruptcy. California Municipal Money Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES

         Mortgages and Deeds of Trust. The California Municipal Money Fund may invest in issues which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

         Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

         Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in four counties. Another earthquake could create a major dislocation of the California economy.

                          NEW YORK MUNICIPAL SECURITIES

         The State of New York has experienced fiscal problems for several years as a result of negligible growth, increased human service needs and the lingering recession that hit the State harder than others. Although the State enjoyed good growth throughout the early to mid-1980's, unemployment continues to be a problem. The State's economy is highly developed and diverse, with a large emphasis in service, trade, financial services and real estate; however, extensive job losses in each of these areas has placed a burden on the State to


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maintain employment, company development and a stable tax base.

         The State has a large accumulated deficit, as reflected in its financial results. The overall wealth of the State's population, as reflected by its per capita income, offers a positive credit enhancement, and is among the highest in the nation. The debt per capita, though, is also among the highest and poses a large burden on State residents.

         The importance of New York City to the State's economy is also an important consideration, since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability, and any major changes to the financial condition of the City would ultimately have an effect on the State. The overall financial condition of the State can be illustrated by the changes of its debt rating during the last several years of financial difficulties: Moody's downgraded the State's general obligation long-term debt from A1 to A in 1990 and further refined the rating to A2 on February 2, 1997 and S&P downgraded it from A to A- in early 1992. The State also carries a rating of A+ from Fitch. The short-term rating assigned by S&P of A1 is within that NRSRO's two highest rating categories. Moody's rating on New York City general obligation bonds is Baa1, while S&P rates them BBB+.

         Schwab New York Municipal Money Fund's concentration in securities issued by the State of New York and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State of New York or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.

                              INVESTMENT TECHNIQUES

            EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES

         Before investing in Eurodollar certificates of deposit, a Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

         Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and possible difficulty in obtaining and enforcing judgments against foreign entities.

                               SECTION 4(2) PAPER

         Commercial Paper and other securities are issued in reliance on the so-called "private

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placement" exemption from registration afforded by Section 4(2) of the
Securities Act of 1933, as amended, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, such as the Funds, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

               ASSET-BACKED COMMERCIAL PAPER AND OTHER SECURITIES

         Schwab Money Market Fund, Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) can invest a portion of their assets in asset-backed commercial paper and other money market fund Eligible Securities (as that term is hereinafter defined). Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: credit card receivables, automobile receivables, trade receivables and diversified financial assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

         Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support.

         Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         Bank notes are notes used to represent debt obligations issued by banks in large denominations.

         Tax-exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division thereof.


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                             INVESTMENT RESTRICTIONS

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.

EACH OF SCHWAB MONEY MARKET FUND, SCHWAB GOVERNMENT MONEY FUND, SCHWAB RETIREMENT MONEY FUND(R) AND SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R) MAY
NOT:

(1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

(3) Purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance its investment objective and policies.

(5) Invest more than 5% of its total net assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended). Each Fund will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager or the Sub-Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

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(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. 1

(12) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies), except that Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund(R) may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. Any borrowings by Schwab Money Market Fund or Schwab Government Money Fund will not be collateralized. If for any reason the current value of the total net assets of any Fund falls below an amount equal to three times the amount of indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary.

(14) Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18) Issue senior securities as defined in the 1940 Act.

Except for restrictions (4) and (13), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.

EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND:

(1) May not purchase securities or make investments other than in accordance with investment objectives and policies.


-----------------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

(2) May not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

(3) May not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(4) May not invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

(5) May not invest for the purpose of exercising control or management of another issuer.

(6) May not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(7) May not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(8) Each Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(9) Each Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(10) Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(11) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Municipal Money Fund) or non-diversified company (in the case of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(2) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund.

(3) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. 1

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(6) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(7) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Issue senior securities as defined in the 1940 Act.

Except for fundamental restriction (3) and non-fundamental restriction (5), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation. None of the Funds has a present intention of borrowing during the coming year, and in any event, each Fund would limit borrowings as required by the restrictions previously stated.

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.

THE SCHWAB VALUE ADVANTAGE MONEY FUND(R):

(1) May not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

-----------------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

(2) May not invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(3) May not concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks which the Investment Manager has determined to be subject to the same regulation as U.S. banks, or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

(4) May not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

(5) May not issue senior securities as defined in the 1940 Act.

(6) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL FOR THE SCHWAB VALUE ADVANTAGE MONEY FUND AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. THE FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(2) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7-days.

(3) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Schwab Fund Family or its Investment Manager beneficially own more than 1/2 of 1% of the securities of such issuer, and together beneficially own more than 5% of the securities of such issuer.

(4) Invest for the purpose of exercising control or management of another issuer.

(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. 1

(6) Write, purchase or sell puts, calls or combinations thereof.

(7) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs. Except as otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase in

----------------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

         Except for fundamental investment restriction (7) and non-fundamental investment restriction (3), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.

SCHWAB U.S. TREASURY MONEY FUND MAY NOT:

(1) Purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. Government that mature in 397 days or less. 1

(2) Make loans to others (except through the purchase of debt obligations).

(3) Issue senior securities as defined in the 1940 Act.

(4) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(5) Invest in commodities or in real estate.

(6) Invest for the purpose of exercising control over management of another company.

(7) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of the Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 33% of the Fund's net assets to secure borrowings. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the Fund falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. SCHWAB U.S. TREASURY MONEY FUND MAY NOT:

(1) Invest more than 10% of its assets in securities which are not readily marketable, including securities which are restricted as to disposition; or

(2) Engage in short sales, except for short sales against the box.

                              QUALITY AND MATURITY

-----------------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

Each Schwab Money Fund will only purchase securities that present minimal credit risks and (except in the case of Schwab U.S. Treasury Money Fund) which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). 1 An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less (12 months or less in the case of Schwab Money Market and Schwab Government Money Funds): (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC"), (currently Moody's, S&P, Duff and Phelps Credit Rating Co., Fitch, Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less (12 months or less in the case of Schwab Money Market and Schwab Government Money Funds), and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.

A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security) or has been determined by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

Schwab Money Market Fund, Schwab Government Money Fund, Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) will limit their investments in the First Tier Securities of any one issuer to no more than 5% of their assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, each Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

                              1940 ACT LIMITATIONS

         Fundamental investment restrictions (8), (9), (10) and (11) for the Schwab Municipal Money Funds and fundamental investment restrictions (6) and (7) for Schwab Value Advantage Money Fund permit the Funds to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described

--------------
1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

below. Each Fund is also subject to more restrictive non-fundamental investment restrictions. Non-fundamental investment restrictions may be changed by the Board of Trustees. The Board of Trustees has no current intention of changing any non-fundamental investment restrictions. Shareholders would be notified prior to any change in non-fundamental investment restrictions.

         Fundamental investment restriction (8). (Fundamental investment restriction (7) for Schwab Value Advantage Money Fund.) The 1940 Act presently limits a Fund's ability to borrow more than one-third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. Fundamental investment restriction (8) allows each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act as interpretations of the 1940 Act are further developed.

         Borrowing by a Fund is a form of leveraging of its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and a Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Funds may, however, make other loans which if made would expose shareholders to certain additional risks.

         Fundamental investment restriction (9). The 1940 Act, and, in particular, certain liquidity restrictions, limits a Fund's ability to pledge, mortgage or hypothecate its assets. To the extent that pledged assets are encumbered for more than seven days, such assets would be considered illiquid and therefore, each Fund's use of such techniques would be limited to 10% of its net assets. Additionally, under the 1940 Act, a Fund is limited to pledging, mortgaging or hypothecating no more than one-third of its assets.

         Fundamental investment restriction (10). The ability of a mutual fund to issue senior securities, which has evolved somewhat in recent years, is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. In addition, portfolio management techniques involving the issuance of senior securities, such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, are all techniques that involve the leveraging of a portfolio and would not be consistent with the current SEC rules governing money market funds.

         Fundamental investment restriction (11). (Fundamental investment restriction (6) for Schwab Value Advantage Money Fund.) Under Section 5(b) of the 1940 Act, an investment company is diversified if, as to 75% of its total assets, no more than 5% of the value of its total assets is invested in the securities of a single issuer and no more than 10% of the issuer's voting securities is held by the investment company. As non-diversified Funds, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund are not subject to this diversification requirement. However, each of the Funds, including Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, is subject to the "per issuer" diversification requirements of the Code. Under the Code, the 5% "per issuer" limit is applied only to 50% of a Fund's total assets (not 75% of total assets as under the 1940 Act).

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                                   POSITION WITH
                                   -------------
NAME/DATE OF BIRTH                 THE TRUST                PRINCIPAL OCCUPATION
------------------                 ---------                --------------------

CHARLES R. SCHWAB*                 Chairman and Trustee     Chairman, Chief
July 29, 1937                                               Executive Officer
                                                            and Director, The
                                                            Charles Schwab
                                                            Corporation;
                                                            Chairman and
                                                            Director, Charles
                                                            Schwab & Co., Inc.
                                                            and Charles Schwab
                                                            Investment
                                                            Management, Inc.;
                                                            Chairman and
                                                            Director, The
                                                            Charles Schwab Trust
                                                            Company; Chairman
                                                            and Director
                                                            (current board
                                                            positions), and
                                                            Chairman (officer
                                                            position) until
                                                            December 1995, Mayer
                                                            & Schweitzer, Inc.
                                                            (a securities
                                                            brokerage subsidiary
                                                            of The Charles
                                                            Schwab Corporation);
                                                            Director, The Gap,
                                                            Inc. (a clothing
                                                            retailer),
                                                            Transamerica
                                                            Corporation (a
                                                            financial services
                                                            organization),
                                                            AirTouch
                                                            Communications (a
                                                            telecommunications
                                                            company) and Siebel
                                                            Systems (a software
                                                            company).

TIMOTHY F. McCARTHY*               President and Trustee    Executive Vice
September 19, 1951                                          President and
                                                            President, Financial
                                                            Products and
                                                            International Group,
                                                            Charles Schwab &
                                                            Co., Inc.; Executive
                                                            Vice President and
                                                            President, Financial
                                                            Products and
                                                            International Group,
                                                            The Charles Schwab
                                                            Corporation; Chief
                                                            Executive Officer,
                                                            Charles Schwab
                                                            Investment
                                                            Management, Inc.;
                                                            Vice Chairman and
                                                            Chief Operating
                                                            Officer, Charles
                                                            Schwab Limited;
                                                            Director, Mayer &
                                                            Schweitzer. From
                                                            1994 to 1995, Mr.
                                                            McCarthy was Chief
                                                            Executive Officer,
                                                            Jardine Fleming Unit
                                                            Trusts Ltd.;
                                                            Executive Director,
                                                            Jardine Fleming
                                                            Holdings Ltd.;
                                                            Chairman, Jardine
                                                            Fleming Taiwan
                                                            Securities Ltd.; and
                                                            Director of JF India
                                                            and Fleming
                                                            Flagship, Europe.
                                                            Prior to 1994, he
                                                            was President of
                                                            Fidelity Investments
                                                            Advisor Group, a
                                                            division of Fidelity
                                                            Investments in
                                                            Boston.

DONALD F. DORWARD                  Trustee                  President and Chief
September 23, 1931                                          Executive Officer,
                                                            Dorward & Associates
                                                            (advertising and
                                                            marketing/
                                                            consulting).

ROBERT G. HOLMES                   Trustee                  Chairman, Chief
May 15, 1931                                                Executive Officer
                                                            and Director, Semloh
                                                            Financial, Inc.
                                                            Semloh Financial is
                                                            an international
                                                            financial services
                                                            and investment

*Mr. Schwab is an "interested person" of the Trust.
*Mr. McCarthy is an "interested person" of the Trust.

                                                            advisory firm.

DONALD R. STEPHENS            Trustee                       Managing Partner,
June 28, 1938                                               D.R. Stephens & Co.
                                                            (investment
                                                            banking). Prior to
                                                            1995, Mr. Stephens
                                                            was Chairman and
                                                            Chief Executive
                                                            Officer of North
                                                            American Trust (a
                                                            real estate
                                                            investment trust).
                                                            Prior to 1992, Mr.
                                                            Stephens was
                                                            Chairman and Chief
                                                            Executive Officer of
                                                            the Bank of San
                                                            Francisco.

MICHAEL W. WILSEY             Trustee                       Chairman, Chief
August 18, 1943                                             Executive Officer
                                                            and Director, Wilsey
                                                            Bennett, Inc. (truck
                                                            and air
                                                            transportation, real
                                                            estate investment
                                                            and management, and
                                                            investments).

TAI-CHIN TUNG                 Treasurer and Principal       Vice President -
March 7, 1951                 Financial Officer             Finance, Charles
                                                            Schwab & Co., Inc.;
                                                            Controller, Charles
                                                            Schwab Investment
                                                            Management, Inc.
                                                            From 1994 to 1996,
                                                            Ms. Tung was
                                                            Controller for
                                                            Robertson Stephens
                                                            Investment
                                                            Management, Inc.
                                                            From 1993 to 1994,
                                                            she was Vice
                                                            President of Fund
                                                            Accounting, Capital
                                                            Research and
                                                            Management Co. Prior
                                                            to 1993, Ms. Tung
                                                            was Senior Vice
                                                            President of the
                                                            Sierra Funds and
                                                            Chief Operating
                                                            Officer of Great
                                                            Western Financial
                                                            Securities.

WILLIAM J. KLIPP*             Executive Vice President,     Executive Vice
December 9, 1955              Chief Operating Officer       President-
                              and Trustee                   SchwabFunds(R),
                                                            Charles Schwab &
                                                            Co., Inc.; President
                                                            and Chief Operating
                                                            Officer, Charles
                                                            Schwab Investment
                                                            Management, Inc.
                                                            Prior to 1993, Mr.
                                                            Klipp was Treasurer
                                                            of Charles Schwab &
                                                            Co., Inc. and Mayer
                                                            & Schweitzer, Inc.

STEPHEN B. WARD               Senior Vice President and     Senior Vice
April 5, 1955                 Chief Investment Officer      President and Chief
                                                            Investment Officer,
                                                            Charles Schwab
                                                            Investment
                                                            Management, Inc.

FRANCES COLE                  Secretary                     Vice President,
September 9, 1955                                           Chief Counsel, Chief
                                                            Compliance Officer
                                                            and Assistant
                                                            Corporate Secretary,
                                                            Charles Schwab
                                                            Investment
                                                            Management, Inc.

DAVID H. LUI                  Assistant Secretary           Vice President and
October 14, 1960                                            Senior Counsel,
                                                            Charles Schwab
                                                            Investment
                                                            Management, Inc.
                                                            From 1991 to 1992,
                                                            he was Assistant
                                                            Secretary and
                                                            Assistant Corporate
                                                            Counsel for the
                                                            Franklin Group of
                                                            Mutual Funds.

CHRISTINA M. PERRINO          Assistant Secretary           Vice President and
June 16, 1961                                               Senior Counsel,
                                                            Charles Schwab
                                                            Investment
                                                            Management, Inc.
                                                            Prior to 1994, she
                                                            was Counsel and
                                                            Assistant Secretary
                                                            for

*Mr. Klipp is an "interested person" of the Trust.

                                                            North American
                                                            Security Life
                                                            Insurance Company
                                                            and Secretary for
                                                            North American
                                                            Funds.

KAREN L. SEAMAN               Assistant Secretary           Corporate Counsel,
February 27, 1968                                           Charles Schwab
                                                            Investment
                                                            Management, Inc.
                                                            From October, 1994
                                                            to July 1996, Ms.
                                                            Seaman was Attorney
                                                            for Franklin
                                                            Resources, Inc.
                                                            Prior to 1994, Ms.
                                                            Seaman was an
                                                            attorney for The
                                                            Benham Group.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE 1

                                                   Pension or
                                                   Retirement Benefits   Estimated Annual
                             Aggregate             Accrued as Part of    Benefits Upon         Total Compensation
Name of Person,              Compensation from     Fund Expenses from    Retirement from the   from the Fund
Position                     the Trust             the Fund Complex 2    Fund Complex 2        Complex 2
--------------------         ------------------    --------------------  -------------------   ------------------
Charles R. Schwab,                    0                    N/A                   N/A                    0
Chairman and Trustee

Timothy F. McCarthy,                  0                    N/A                   N/A                    0
President and Trustee

William J. Klipp,                     0                    N/A                   N/A                    0
Executive Vice President,
Chief Operating Officer
and Trustee

Donald F. Dorward,                 $47,100                 N/A                   N/A                 $83,950
Trustee

Robert G. Holmes,                  $47,100                 N/A                   N/A                 $83,950
Trustee

Donald R. Stephens,                $47,100                 N/A                   N/A                 $83,950
Trustee

Michael W. Wilsey,                 $47,100                 N/A                   N/A                 $83,950
Trustee

         1      Figures are for the Trust's fiscal year ended December 31,
                 1996.

         2      "Fund Complex" comprises all 29 funds of the Trust, Schwab
                 Investments, Schwab Capital Trust and Schwab Annuity
                 Portfolios.

            --------------------------------------------------------

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. The Investment Manager is an affiliate of Schwab; the Trust's distributor; and the shareholder services and transfer agent.

         Each Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         Pursuant to an Advisory Agreement dated May 1, 1997, the Investment Manager is entitled to receive from Schwab Money Market Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion. Pursuant to an Advisory Agreement dated May 1, 1997, the Investment Manager is entitled to receive from Schwab Government Money Fund and Schwab Municipal Money Fund a graduated annual fee, payable monthly, of 0.46% of the average daily net assets of each such Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

         For the fiscal year ended December 31, 1994, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $28,697,000 (fees were reduced by $13,405,000); $5,434,000 (fees were reduced by $2,922,000); and $5,421,000 (fees were reduced by $6,646,000), respectively.

         For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $36,652,000 (fees were reduced by $15,603,000); $1,901,000 (fees were reduced by $2,777,000); and $6,465,000 (fees were reduced by $7,229,000), respectively.

         For the fiscal year ended December 31, 1996, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $46,270,000 (fees were reduced by $19,250,000); $5,671,000 (fees were reduced by $2,847,000); and $8,034,000 (fees were reduced by $8,734,000), respectively.

         Pursuant to an Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of each of Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab U.S. Treasury Money Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion. In addition, the Investment Manager is entitled to receive from Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) a graduated annual fee, payable monthly, of 0.46% of each such Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.

         For the fiscal year ended December 31, 1994, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund and Schwab Value Advantage Money Fund were $2,254,000 (fees were reduced by $3,274,000); $1,016,000 (fees were reduced by $1,442,000); $124,000 (fees were reduced by $96,000); and $75,000 (fees were reduced by $21,000); and $2,144,000
(fees were reduced by $6,741,000), respectively.

         For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, and Schwab Value Advantage Money Fund were $2,748,000 (fees were reduced by $3,697,000); $2,748,000 (fees were reduced by $2,674,000); $202,000 (fees were reduced by $162,000); $338,000 (fees were reduced by $16,000); and $15,877,000
(fees were reduced by $7,922,000), respectively. For the period February 27, 1995 (commencement of operations) to December 31, 1995, the investment advisory fee paid by Schwab New York Municipal Money Fund was $464,000 (fees were reduced by $277,000).

         For the fiscal year ended December 31, 1996, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, Schwab New York Municipal Money Fund, and Schwab Value Advantage Money Fund were $3,737,000 (fees were reduced by $4,819,000); $2,420,000 (fees were reduced by $3,302,000); $292,000 (fees were reduced by $225,000); $494,000 (fees were reduced by $22,000); $535,000 (fees were reduced by $696,000); and $30,667,000
(fees were reduced by $6,081,000), respectively.

                                    EXPENSES

         The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 400 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                    ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

         The Investment Manager, in effecting purchases and sales of portfolio securities for the account of each Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

         Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

         The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Schwab Money Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

         On each day that the net asset value per share of a Fund is determined ("Business Day"), such Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. In the case of Schwab Institutional Advantage Money Fund(R), for shareholders satisfying certain conditions, investment income will be declared as a daily dividend to shareholders of record as of that day's calculation of net asset value. Conditions which must be met in order to receive a dividend for the day on which the order is received by the Transfer Agent or its authorized agent are: (1) a minimum investment of $100,000; (2) receipt by Schwab or the Charles Schwab Trust Company before 1:30 p.m. Eastern time; and (3) payment in immediately available funds. Shareholders will receive dividends in additional shares unless they elect to receive cash. For each Fund except Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund, dividends will normally be reinvested monthly in full shares of the Fund (for Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, dividends will normally be reinvested monthly in full Sweep Shares of the Fund) at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day. For Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund(R), dividends will normally be reinvested monthly in full shares of the Fund at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

         Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund (other than Schwab Municipal Money Fund, Schwab California Municipal Money

Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money
Fund) consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. For this purpose, for Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, the net investment income of the Sweep Shares of each Fund consists of: (1) accrued interest income plus or minus amortized discount or premium, allocated to the Sweep Shares of that Fund minus (2) accrued expenses allocated to the Sweep Shares of that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that a Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the net asset value of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

                              FEDERAL INCOME TAXES

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

         Any distributions declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

         The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. The Funds may be restricted in their use of these techniques by rules relating to their qualification as regulated investment companies.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

                          SCHWAB MUNICIPAL MONEY FUND,
                     SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
                    AND SCHWAB NEW YORK MUNICIPAL MONEY FUND

         The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof, (other than a capital gain dividend) paid by Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid for any taxable year that qualified as exempt-interest dividends will be the same for all shareholders receiving dividends from each Fund during such year, regardless of the period for which the Shares were held. If for any taxable year, Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders.

         A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by a Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies, but no such regulations have been issued as of the date of this Statement of Additional Information.

         All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

         The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                                   STATE TAXES

         With respect to Schwab California Municipal Money Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States when held by an individual ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). Schwab California Municipal Money Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If Schwab California Municipal Money Fund fails to so qualify, no part of its dividends will be exempt from State of California personal income tax.

         With respect to Schwab New York Municipal Money Fund, there is no analogous requirement, so all dividends representing interest on New York Municipal Securities that is exempt from New York personal income taxation will be exempt from New York State and municipal income taxes in the hands of non-corporate shareholders ("New York exempt-interest dividends").

         Not later than 60 days after the close of its taxable year, Schwab California and New York Municipal Money Funds will notify each shareholder of the portion of the dividends paid by it to the shareholder, with respect to such taxable year which is exempt from State of California personal income tax or New York personal income tax, respectively.

         The total amount of California exempt-interest dividends paid by Schwab California Municipal Money Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for Schwab California Municipal Money Fund) that are allocable to such interest. Dividends paid by Schwab California Municipal Money Fund in excess of this limitation will be treated as ordinary dividends subject to State of California personal income tax at ordinary rates. For purposes of this limitation, expenses or other expenditures paid during any year generally will be allocable with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by Schwab California Municipal Money Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures be allocable from such amounts.

         To the extent, if any, dividends paid to shareholders by Schwab California Municipal Money Fund or New York Municipal Money Fund are derived from long-term and short-term capital gains, such dividends will not constitute California or New York exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California and New York personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of Schwab California Municipal Money Fund or New York Municipal Money Fund is not deductible for California or New York personal income tax purposes, if the Fund distributes California or New York exempt-interest dividends, respectively, to the shareholder during his or her taxable year.

         The foregoing is a summary of only some of the important state personal income tax considerations generally affecting Schwab California Municipal and New York Municipal Money Funds and their shareholders. No attempt is made to present a detailed explanation of the state personal income tax treatment of Schwab California Municipal and New York Municipal Money Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of Schwab California Municipal and New York Municipal Money Funds' dividends constituting California or New York exempt-interest dividends, respectively, is only excludable from income for State of California or State of New York personal income tax purposes, respectively.

         Any dividends paid to shareholders of the Funds subject to California or New York franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California or New York personal income tax. Accordingly, potential investors in the Schwab California Municipal Money Fund or New York Municipal Money Fund, including, in particular, corporate investors which may be subject to California or New York franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of dividends from the Funds and as to their own state tax situation, in general.

                             SHARE PRICE CALCULATION

         Each Schwab Money Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Schwab Money Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Schwab Money Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Schwab Money Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                        HOW THE FUNDS REPORT PERFORMANCE

         The historical performance of a Fund may be shown in the form of total return, yield, effective yield and, for the Sweep Shares of Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, taxable equivalent yield and taxable equivalent effective yield. These measures of performance are described below.

                                  TOTAL RETURN

         Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

         Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         Each Fund may also report the percentage of that Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

              From Commencement of Operations to December 31, 1996

                                     Commencement         Average Annual   Cumulative        One Year Total Return
                                     of Operations        Total Return     Total Return      as of December 31, 1996
                                     -------------        ------------     ------------      -----------------------

Schwab Money Market Fund             January 26, 1990     4.76%            38.06%            4.91%

Schwab Government Money Fund         January 26, 1990     4.70%            37.49%            4.83%

Schwab U.S. Treasury  Money Fund     November 6, 1991     3.87%            21.64%            4.77%

Schwab Municipal Money Fund-Sweep
Shares                               January 26, 1990     3.17%            22.05%            2.92%

Schwab California Municipal Money
Fund-Sweep Shares                    November 6, 1990     2.77%            18.31%            2.80%

Schwab Retirement Money Fund(R)      March 2, 1994        4.81%            14.27%            4.93%

Schwab Institutional Advantage
Money Fund(R)                        January 4, 1994      4.89%            15.38%            5.15%

Schwab New York Municipal Money
Fund-Sweep Shares                    February 27, 1995    2.97%            5.56%             2.74%

Schwab Value Advantage Money
Fund-Sweep Shares*                   N/A                  N/A              N/A               N/A

----------------
* The Sweep Shares of the Schwab Value Advantage Money Fund will not commence operations until on or about May 19, 1997.

                                      YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund (or, in the case of Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, the Sweep Shares of the Fund) over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                          TAXABLE EQUIVALENT YIELD AND
                       TAXABLE EQUIVALENT EFFECTIVE YIELD

         The taxable equivalent yield of the Sweep Shares of Schwab Municipal Fund is computed by dividing that portion of the yield of the class (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the class that is not tax-exempt. The taxable equivalent yield of the Sweep Shares of Schwab California Municipal Money Fund is calculated by dividing that portion of the yield of the class (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined State of California and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3%, although other rates may be used at times), and adding the result to that portion, if any, of the yield of the class that is not tax-exempt. The taxable equivalent yield of the Sweep Shares of Schwab New York Municipal Money Fund is calculated by dividing that portion of the yield of the class (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined New York municipal, State of New York and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6%, the State of New York marginal rate of 6.85% and the New York City municipal marginal rate of 4.457%, although other rates may be used at times), and adding the result to that portion, if any, of the yield of the class that is not tax-exempt.

         Taxable equivalent effective yields are computed in the same manner as taxable equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating taxable equivalent yields and effective yields, Schwab Municipal Money Fund generally assumes an effective tax rate of 39.6%, Schwab California Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%, and Schwab New York Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate, the New York state 6.85% rate and the New York City municipal 4.457% rate, and assuming the taxpayer deducts New York state and New York City municipal taxes paid) of 46.43%. Investors in Schwab New York Municipal Money Fund should understand that, under legislation enacted in New York State and New York City, the maximum effective tax rates for 1998 and 1999 will be 44.89% and 44.58%, respectively. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding $121,200, ($60,600 for married filing separate returns) in 1997. Actual taxable equivalent yields and taxable equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                         TAX-EXEMPT VERSUS TAXABLE YIELD

         Investors may want to determine which investment -- tax exempt or taxable -- will provide a higher after-tax return. To determine the taxable equivalent yield or taxable equivalent effective yield, simply divide the yield or effective yield of Sweep Shares of Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund by one minus your marginal federal tax rate (or combined state and federal tax rate in the case of Schwab California Municipal Money Fund, or combined municipal, state, and federal tax rate in the case of Schwab New York Municipal Money
Fund). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Sweep Shares of the Fund in question.

         Performance information , except Sweep Shares of Schwab Value Advantage Money Fund, for the 7-day period ended December 31, 1996, is presented below. The taxable equivalent yield and taxable equivalent effective yield figures are based, in the case of Schwab Municipal Money Fund, upon an assumed 1996 effective tax rate of 39.6%; in the case of Schwab California Municipal Money Fund, upon an assumed 1996 effective tax rate of 45.22%; in the case of Schwab New York Municipal Money Fund, upon an assumed effective tax rate of 46.27%. The yields below are based on the maximum rates in effect for 1996. Tax rates in effect for 1997 are different. See the discussion above relating to federal, State of California and State of New York tax rates.

                                                                       Taxable          Taxable
                                                     Effective         Equivalent       Equivalent
                                    Yield            Yield             Yield            Effective Yield
                                    -----            -----             -----            ---------------

Schwab Money Market                 4.80%            4.91%             N/A              N/A
Fund

Schwab Government                   4.74%            4.85%             N/A              N/A
Money Fund

Schwab U.S. Treasury                4.69%            4.80%             N/A              N/A
Money Fund

Schwab Municipal                    3.29%            3.34%             5.45%            5.53%
Money Fund-Sweep Shares

Schwab California                   3.20%            3.25%             5.84%            5.93%
Municipal Money
Fund-Sweep Shares

Schwab New York                     3.15%            3.20%             5.86%            5.96%
Municipal Money
Fund-Sweep Shares

Schwab Institutional Advantage      5.09%            5.22%             N/A              N/A
Money Fund(R)

Schwab Retirement Money             4.86%            4.99%             N/A              N/A
Fund(R)

Schwab Value Advantage              N/A              N/A               N/A              N/A
Money Fund-Sweep Shares*

--------------
* The Sweep Shares of the Schwab Value Advantage Money Fund does not commence operations until on or about May 19, 1997.

                               GENERAL INFORMATION

         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

         PRINCIPAL HOLDERS OF SECURITIES

         As of April 14, 1997, The Charles Schwab Trust Company FBO Mutual Fund FSI2 Trading, 101 Montgomery Street, San Francisco, California 94104 directly or beneficially owned 73.85% of Schwab Retirement Money Fund(R). As of April 14, 1997, The Charles Schwab Trust Company TTEE Technology Financial Assoc. Inc., Retirement Savings Plan, FBO Henry H. Hoffman, 101 Montgomery Street, San Francisco, California 94104 directly or beneficially owned 87.24%% of Schwab Institutional Advantage Money Fund(R).

         In addition, as of April 14, 1997 the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE

         With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact his or her Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                     Schwab 1000 Fund(R)-Investor Shares 1
                        Schwab 1000 Fund-Select Shares 1
              Schwab International Index Fund(R)-Investor Shares 2
                Schwab International Index Fund-Select Shares 2
                Schwab Small-Cap Index Fund(R)-Investor Shares 2
                  Schwab Small-Cap Index Fund-Select Shares 2
                  Schwab Asset Director(R)-High Growth Fund 2
                Schwab Asset Director(R)-Balanced Growth Fund 2
              Schwab Asset Director(R)-Conservative Growth Fund 2
                     Schwab S&P 500 Fund-Investor Shares 2
                    Schwab S&P 500 Fund-e.Shares(TM) 2,3
                       Schwab S&P 500 Fund-Select Shares 2
                          Schwab Analytics Fund(TM) 2
                  Schwab OneSource Portfolios-International 2
                Schwab OneSource Portfolios-Growth Allocation 2
               Schwab OneSource Portfolios-Balanced Allocation 2

                              FIXED INCOME FUNDS1
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund 4
                Schwab California Long-Term Tax-Free Bond Fund 4

                              MONEY MARKET FUNDS 5
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                 Schwab Institutional Advantage Money Fund(R) 6
                       Schwab Retirement Money Fund(R) 6
                         Schwab U.S. Treasury Money Fund
                Schwab Value Advantage Money Fund(R)-Sweep Shares
                Schwab Value Advantage Money Fund-Investor Shares
                    Schwab Municipal Money Fund-Sweep Shares
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares
        Schwab California Municipal Money Fund-Value Advantage Shares(TM)
                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)

1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.

2 The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

3       Available only through SchwabLink(R).

4 Available only to California residents and residents of selected other states.

5 All listed money market funds are separate investment portfolios of the Trust.

6       Designed for institutional investors only.

                        PURCHASE AND REDEMPTION OF SHARES

         With the exception of Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R), and Schwab Value Advantage Money Fund(R), each Fund's minimum initial investment is $1,000 and subsequent minimum investments of $100 or more may be made. For Schwab Retirement Money Fund, Schwab Institutional Advantage Money Fund, and Schwab Value Advantage Money Fund, the minimum initial investment is $1, $25,000 and $25,000 for each Fund, respectively, and subsequent investments of $1 or more may be made. In addition, the Sweep Shares of the Schwab Value Advantage Money Fund are available to certain Schwab investors qualifying for preferred services under the Schwab Priority or Active Trader programs, and certain customers of Schwab Intitutional's Services for Investment Managers or Schwab's Retirement Plan Services. Please contact your preferred customer representative or your local Schwab office for more information. These minimum requirements may be changed at any time and are not applicable to certain types of investors. For all retirement plan, Schwab One(R) and certain other types of accounts, any account credit balance in excess of $1.00 and subsequent amounts of $1.00 on any Business Day will be automatically invested on a daily basis in the Schwab Money Fund selected (except that this feature is not available for Schwab Retirement Money Fund or Schwab Institutional Advantage Money Fund). The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager. The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash. Schwab Institutional Advantage Money Fund and Schwab Retirement Money Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of each Fund's net assets, whichever is less.

                                OTHER INFORMATION

         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses.

         Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional

Information form a part, each such statement being qualified in all respects by such reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         An S&P A-1 commercial paper rating indicated a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-two rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+.

An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality as Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.

                          STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                              FINANCIAL STATEMENTS

         Each Fund's financial statements and financial highlights for the fiscal year ended December 31,1996, are included in each Fund's Annual Report, which are separate reports supplied with this Statement of Additional Information. Each Fund's financial statements and financial highlights are incorporated herein by reference.